Exhibit 10.11

AMENDMENT TO

SECOND MEZZANINE LOAN AGREEMENT

Dated as of October 28, 2005

Between

SHC MICHIGAN AVENUE MEZZANINE II, LLC and

SHC CHOPIN PLAZA MEZZANINE II, LLC

collectively, as Mezzanine Borrower

and

GERMAN AMERICAN CAPITAL CORPORATION,

as Mezzanine Lender

AMENDMENT TO SECOND MEZZANINE LOAN AGREEMENT

THIS AMENDMENT TO SECOND MEZZANINE LOAN AGREEMENT (this Amendment) is dated and effective as of October 28, 2005 between SHC MICHIGAN AVENUE MEZZANINE II, LLC and SHC CHOPIN PLAZA MEZZANINE II, LLC, each a Delaware limited liability company (collectively, Mezzanine Borrower) and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, Mezzanine Lender).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Mezzanine Loan Agreement, dated as of April 1, 2005, by and between Mezzanine Borrower and Mezzanine Lender (as amended, restated, replaced, supplemented or otherwise modified from time to time, the Mezzanine Loan Agreement), Mezzanine Borrower obtained a loan from Mezzanine Lender; and

WHEREAS, In accordance with Section 2.1.3(d) of the Mezzanine Loan Agreement, Mezzanine Lender has requested that Mezzanine Borrower amend the Mezzanine Loan Agreement in accordance with the terms herein. All capitalized terms not defined herein shall have the meaning ascribed thereto in the Mezzanine Loan Agreement. Unless otherwise specified herein, all Section references are references to Sections in the Mezzanine Loan Agreement, as amended hereby.

NOW, THEREFORE, in consideration of $10.00 paid in hand by Lender to Borrower, the parties hereto hereby agree to amend the terms of the Loan Agreement as follows:

1. Section 1.1: The definitions of “Mezzanine Loan Directed Paydown Prepayment Fee”, “Loan Amount” and “Spread” in the Loan Agreement are deleted in their entirety and replaced with the definitions of “Mezzanine Loan Directed Paydown Prepayment Fee”, “Loan Amount” and “Spread” set forth below in this Section 1:

“Mezzanine Loan Directed Paydown Prepayment Fee” shall mean, with respect to a Directed Paydown, an amount equal to (i) 3% of the Loan Amount prepaid if such Directed Paydown occurs on or after the Permitted Prepayment Date and prior to the Payment Date in May 2006, (ii) 2% of the Loan Amount prepaid if such Directed Paydown occurs on or after the Payment Date in May 2006 but prior to the Payment Date in May 2007, (iii) 1% of the Loan Amount prepaid if such Directed Paydown occurs on or after the Payment Date in May 2007 but prior to the Payment Date in May 2008 and (iv) 0.5% of the Loan Amount prepaid if such Directed Paydown occurs on or after the Payment Date in May 2008 but prior to the Payment Date in October 2009.

“Loan Amount” shall mean $25,000,000.

“Spread” shall mean 3.50000000%.

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2. Allocated Loan Amounts. Schedule C attached to the Loan Agreement is deleted and replaced with Schedule C hereto.

3. Prepayment Fees. Schedule J attached to the Loan Agreement is deleted and replaced with Schedule J hereto.

4. Full Force and Effect. Except as amended by this Amendment, the Loan Agreement shall continue to remain in full force and effect.

5. Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

6. Governing Law. This Amendment shall be governed by the laws of the State of New York, without regard to choice of law rules.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.

8. Severability. The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforeceable in whole or in part, then such invalidity or unenforceablity shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

MEZZANINE BORROWERS:

SHC MICHIGAN AVENUE MEZZANINE II, LLC, a Delaware limited liability company

By:	/s/ Monte Huber
Name:	Monte Huber
Title:	Vice President

SHC CHOPIN PLAZA MEZZANINE II, LLC, a Delaware limited liability company

By:	/s/ Monte Huber
Name:	Monte Huber
Title:	Vice President

The undersigned Sponsors each hereby reaffirms each of its obligations under that certain Sponsor Indemnity Agreement (Second Mezzanine Loan) dated as of April 1, 2005, and the same confirm that such obligations shall apply and relate in all respects to the Loan and the Loan Documents (as defined in the Loan Agreement) as amended by this Agreement.

SPONSORS:

DTRS MICHIGAN AVENUE/CHOPIN PLAZA, LP, a Delaware limited partnership

By:	/s/ Monte Huber
Name:	Monte Huber
Title:	Vice President

INTERCONTINENTAL FLORIDA LIMITED PARTNERSHIP, a Delaware limited partnership

By:	/s/ Monte Huber
Name:	Monte Huber
Title:	Vice President

CIMS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	/s/ Monte Huber
Name:	Monte Huber
Title:	Vice President

MEZZANINE LENDER:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:	/s/ Todd O. Sammann
Name:	Todd O. Sammann
Title:	Vice President

By:	/s/ Thomas R. Traynor
Name:	Thomas R. Traynor
Title:	Authorized Signatory

SCHEDULE C

ALLOCATED LOAN AMOUNTS

Property	Total
InterContinental Chicago	$14,975,248
InterContinental Miami	10,024,752

Total Portfolio	$25,000,000

SCHEDULE J

PREPAYMENT FEES

Period	Prepayment Fee
Prior to the Payment Date in November 2005	Locked Out

on or after the Payment Date in November 2005 and prior to the Payment Date in December 2006	0.2741% of the Principal Amount then being prepaid

on or after the Payment Date in December 2006 and prior to the Payment Date in January 2006	0.2554% of the Principal Amount then being prepaid

on or after the Payment Date in January 2006 and prior to the Payment Date in February 2006	0.2367% of the Principal Amount then being prepaid

on or after the Payment Date in February 2006 and prior to the Payment Date in March 2006	0.2180% of the Principal Amount then being prepaid

on or after the Payment Date in March 2006 and prior to the Payment Date in April 2006	0.1993% of the Principal Amount then being prepaid

on or after the Payment Date in April 2006 and prior to the Payment Date in May 2006	0.1806% of the Principal Amount then being prepaid

on or after the Payment Date in May 2006 and prior to the Payment Date in June 2006	0.1619% of the Principal Amount then being prepaid

on or after the Payment Date in June 2006 and prior to the Payment Date in July 2006	0.1432% of the Principal Amount then being prepaid

on or after the Payment Date in July 2006 and prior to the Payment Date in August 2006	0.1245% of the Principal Amount then being prepaid

on or after the Payment Date in August 2006 and prior to the Payment Date in September 2006	0.1058% of the Principal Amount then being prepaid
on or after the Payment Date in September 2006 and prior to the Payment Date in October 2006	0.0871% of the Principal Amount then being prepaid

on or after the Payment Date in October 2006 and prior to the Payment Date in November 2006	0.0683% of the Principal Amount then being prepaid